UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): July 2, 2012

Palatin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 2, 2012, Palatin Technologies, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with funds under the management of QVT Financial LP (collectively, the “QVT funds”) relating to the issuance and sale for $35,000,000 of 3,873,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), Series A warrants (the “Series A Warrants”) to purchase 31,988,151 shares of Common Stock, and Series B warrants (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) to purchase 35,488,380 shares of Common Stock.

The Series A Warrants are immediately exercisable at an exercise price of $0.01 per share, subject to adjustment, and expire ten years from the date of issuance. The Series B Warrants are exercisable at an exercise price of $0.01 per share, subject to adjustment, if and when the Company’s stockholders increase the number of its authorized shares of Common Stock (the “Authorized Share Increase”), and expire ten years from the date of the Authorized Share Increase. The holders may exercise the Warrants on a cashless basis. The Warrants are subject to a blocker provision prohibiting exercise of the Warrants if the holder and its affiliates would beneficially own in excess of 9.99% of the total number of shares of common stock of the Company following such exercise (as may be adjusted to the extent set forth in the Warrant). The Warrants also provide that in the event of a Company Controlled Fundamental Transaction (as defined in the Warrants), the Company may, at the election of the Warrant holder, be required to redeem all or a portion of the Warrants at the Black Scholes Value (as defined in the Warrants). The Series B Warrants provide that if the Authorized Share Increase does not occur on or before September 30, 2012, the Company shall be required to (i) again seek an Authorized Share Increase and (ii) pay any holder of the Series B Warrants, until such time as the Authorized Share Increase occurs, interest at a rate of 10.0% per annum on the Series B Warrants. If the Authorized Share Increase does not occur on or before June 30, 2013, then upon a Put Notice (as defined in the Warrants) at the election of the Warrant holder, the Company will be required to pay a Redemption Price (as defined in the Warrants) for any and all warrants tendered.

The Purchase Agreement provides that the QVT funds shall have certain rights, so long as the QVT funds in the aggregate beneficially own specified amounts of the outstanding shares of Common Stock of the Company, and contains certain restrictive covenants in effect so long as the QVT funds continue to hold specified amounts of Warrants and/or beneficially own specified amounts of the outstanding shares of Common Stock. The Purchase Agreement also contains other customary representations, warranties and agreements by the Company, customary conditions to closing, representations of the parties and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The offering was entered into on July 2, 2012 and the net proceeds to the Company were approximately $34.5 million, after deducting estimated offering expenses payable by the Company and excluding the proceeds to the Company, if any, from the exercise of the Warrants to be issued in the offering.

The offering is being made pursuant to an exemption from registration under section 4(2) of the Securities Act of 1933, as amended. The Company has undertaken, pursuant to the registration rights agreement (the “Registration Rights Agreement”) between the Company and the QVT funds dated July 2, 2012, to file one or more registration statements to register the Common Stock issued in the offering and issuable upon exercise of the Warrants.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement and the Warrants are not complete and are qualified in their entireties by reference to the full text of the Purchase Agreement, the Registration Rights Agreement, the Form of Series A Common Stock Purchase Warrant and the Form of Series B Common Stock Purchase Warrant, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 4.1 and Exhibit 4.2, respectively, to this report and are incorporated by reference herein.

The Company issued a press release on July 2, 2012 announcing the pricing of the offering, which press release is attached as Exhibit 99.1 to this report.

Item 3.02 Unregistered Sales of Equity Securities

On July 3, 2012, the Company issued the shares of Common Stock and the Warrants described in Item 1.01 of this Current Report on Form 8-K in exchange for aggregate gross proceeds of $35,000,000. The details of this transaction are described in Item 1.01, which is incorporated in its entirety by this reference into this Item 3.02.

The shares of Common Stock and the Warrants have not been registered under the Securities Act of 1933, as amended or the securities laws of any state, and were offered and issued in reliance on the exemption from registration under the Securities Act, provided by Section 4(2) under the Securities Act.

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the Company’s expectations regarding the completion of the offering and the expected net proceeds therefrom. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this release due to the risks and uncertainties associated with market conditions and risks and uncertainties inherent in the Company’s business; and other risks described in the Company’s filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

4.1	Form of Series A Common Stock Purchase Warrant

4.2	Form of Series B Common Stock Purchase Warrant

10.1	Purchase Agreement, dated July 2, 2012, by and between Palatin Technologies, Inc. and QVT Fund IV LP, QVT Fund V LP and Quintessence Fund L.P.

10.2	Registration Rights Agreement, dated July 2, 2012, by and between Palatin Technologies, Inc. and QVT Fund IV LP, QVT Fund V LP and Quintessence Fund L.P.

99.1	Press Release dated July 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: July 6, 2012	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

4.1	Form of Series A Common Stock Purchase Warrant

4.2	Form of Series B Common Stock Purchase Warrant

10.1	Purchase Agreement, dated July 2, 2012, by and between Palatin Technologies, Inc. and QVT Fund IV LP, QVT Fund V LP and Quintessence Fund L.P.

10.2	Registration Rights Agreement, dated July 2, 2012, by and between Palatin Technologies, Inc. and QVT Fund IV LP, QVT Fund V LP and Quintessence Fund L.P.

99.1	Press Release dated July 2, 2012